STOCK PLEDGE AGREEMENT

     THIS STOCK PLEDGE AGREEMENT, made as of July 31, 1997, between AIR METHODS CORPORATION, a corporation organized and existing under the laws of the State of Delaware having its chief executive office and principal place of business at 7301 South Peoria Street, Englewood, Colorado 80112 ("Pledgor") and FINOVA CAPITAL CORPORATION, a corporation organized and existing under the laws of the State of California, having an office at 115 West Century Road, Paramus, New Jersey 07652 ("Lender").


                              W I T N E S S E T H:


     WHEREAS, simultaneously herewith: (a) the Lender is making a loan in the principal amount of $4,464,611.02 (the "Loan") to the Pledgor for the purpose of financing a portion of the purchase price of (i) the acquisition of the outstanding capital stock of Mercy Air Service, Inc., a corporation organized and existing under the laws of the State of California ("MASI") and (ii) substantially all of the assets of Helicopter Services, Inc., a corporation organized and existing under the laws of the State of California; and (b) the Pledgor is issuing a Secured Promissory Note dated the date hereof to the Lender in the principal amount of the Loan;

     WHEREAS, Lender is unwilling to make the Loan to the Pledgor unless unless the Pledgor pledges and grants to Lender a security interest in all of the outstanding shares of capital stock of MASI (the "Pledged Stock") and all "Rights" related thereto. As used herein, the term "Rights" shall mean and include all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the Pledged Stock and the books and records of MASI evidencing record ownership and registration of the Pledged Stock ("Books and Records").

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, it is agreed as follows:

     1. PLEDGE. To secure the full, prompt, complete and faithful payment by Pledgor of any and all sums that may become due and owing from Pledgor under the Note (the "Liabilities"), Pledgor hereby pledges, transfer and assigns and delivers to Lender, and grants to Lender a first priority security interest in: (a) the Pledged Stock; (b) all Rights; (c) all additional shares of stock of MASI from time to time acquired by the Pledgor in any manner and (d) all proceeds of the foregoing (items (a), (b), (c) and (d) being hereinafter collectively referred to as the "Pledged Collateral").

     2. DELIVERY OF PLEDGED STOCK. Upon the written request of the Lender, Pledgor shall deliver to Lender the certificates representing the Pledged Stock together with a stock power or powers with respect thereto endorsed in blank.

     3. VOTING RIGHTS; DIVIDENDS; ETC.

     (a) At all times during which the Loan is outstanding, all dividends and interest payments paid in respect of the Pledged Stock, including, without limitation:

          (i) dividends and interest paid or payable, other than in cash, in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Stock;

          (ii) dividends and other distributions paid or payable in cash in respect of any Pledged Stock in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus; and

          (iii) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Pledged Stock;

shall forthwith be delivered to Lender to hold as Pledged Stock and shall, if received by the Pledgor, be received solely in trust for the benefit of Lender, be segregated from the other property or funds of the Pledgor, and forthwith be delivered or paid over to Lender as part of the Pledged Stock, in the same form as so received (with any necessary endorsement); provided, however, that notwithstanding the foregoing, the Pledgor shall be entitled to receive cash dividends from MASI in an aggregate amount which does not exceed the amount of the Loan (the "Permitted Dividends"), and such Permitted Dividends shall not be deemed to be part of the Pledged Stock and Lender shall not have a security interest therein.

     (b) Notwithstanding the pledge and security interest set forth in Section
1 above, the Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Stock, or any part thereof, for any purpose not inconsistent with the terms of this Agreement or the Note; PROVIDED, HOWEVER, (A) that the


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Pledgor shall not exercise any voting or consensual rights with respect to the commencement of a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to MASI or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to the entry of an order for relief in an involuntary case under any such law or seeking the appointment of a trustee, receiver, liquidator, sequestrator, assignee, custodian or other similar official of MASI or any substantial part of its property without obtaining the prior written consent of the Lender; (B) that the Pledgor shall not amend or approve any amendment to or modification, alteration or repeal of the Articles of Incorporation of MASI without obtaining the prior written consent of the Lender which consent shall not be unreasonably withheld; (C) the Pledgor shall not approve an increase in the authorized number of shares of stock or stated capital of MASI or the issuance of any additional shares of stock or the granting of any options or warrants of MASI without the prior written consent of Lender, which consent shall not be unreasonably withheld, provided, that Lender is granted a first priority security interest in all such shares; and (D) that the Pledgor shall not exercise or refrain from exercising any other such voting and/or consensual right if, in Lender's judgment, such action would have a material adverse effect on the value of the Pledged Stock, or any part thereof, or impair the position of the Lender in respect of the Pledged Collateral, and the Pledgor shall give Lender at least five (5) days' written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right; and

     (c) If the Pledgor fails to pay any amounts under the Note when due, all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 3(b) shall cease and all such rights shall thereupon become vested in Lender, who shall thereupon have the sole right to exercise such voting and other consensual rights.

     (d) Pledgor covenants that, as the sole stockholder of MASI, Pledgor will not take any action to allow any additional shares of common stock, preferred stock or any other equity securities, or options or other rights to acquire any thereof, of MASI to be issued.

     4. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Pledgor represents, warrants and covenants as follows:

     (a) Upon completion of the acquisition of the Pledged Stock, which shall simultaneously occur with the execution of this Agreement, the Pledgor shall own 100% of the outstanding capital stock of MASI, free and clear of any lien, security


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interest, option or other charge, encumbrance, or right of any party except for the pledge and security interest created by this Agreement.

     (b) The assignment and pledge of the Pledged Collateral pursuant to this Agreement creates a valid security interest in the Pledged Collateral, securing the payment of the Liabilities.

     (c) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either
(i) for the assignment and pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement, or (ii) for the exercise by Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

     (d) The Pledged Stock constitutes 100% of the issued and outstanding shares of the capital stock of MASI;

     (e) The Books and Records constitute all the books and records of MASI which evidence record ownership and registration of the Pledged Stock.

     (f) Except with the prior written consent of Lender, Pledgor shall cause
MASI:

          (i) to maintain, or cause to be maintained, in full force and effect, all of its franchises, licenses and approvals necessary to operate its businesses and not to consolidate with or merge into any other entity or permit any other entity to consolidate with or merge into MASI or to engage in any transaction, other than in the ordinary and normal course of its business;

          (ii) not to sell, lease, abandon or otherwise dispose of all or substantially all of its assets;

          (iii) other than Permitted Dividends, not to make, declare or pay any dividend or make any distribution with respect to its capital stock, or directly or indirectly redeem, purchase or otherwise to acquire any of its capital stock, or issue, sell or in any way dispose of any shares of its capital stock or any rights therein or thereto, including options and warrants, or to


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



          make any transfer with respect thereto;

          (iv) not to amend or modify its Articles of Incorporation;

     (g) The Pledgor has not taken any actions that might prevent the Lender from enforcing any of the terms and conditions of this Agreement or that would limit the Lender in such enforcement.

     (h) The Pledgor is a corporation duly organized and validly existing in good standing under the laws of Delaware and has the corporate power and authority to own or hold under lease its properties and to enter into and perform its obligations under this Agreement. The Pledgor is duly qualified to do business as a foreign corporation in each jurisdiction in which failure to so qualify would have a material adverse effect on its financial condition or on its ability to perform its obligations under this Agreement.

     (i) The execution and delivery by the Pledgor of this Agreement:

          (i) has been duly authorized by all necessary corporate action and does not require any shareholder approval or the approval or consent of or notice to any trustee or holders of any indebtedness or obligations of the Pledgor, except those actions, approvals or consents that have already been obtained;

          (ii) does not conflict with or result in any violation of the Certificate of Incorporation or any other charter documents of the Pledgor or any agreement or instrument or any applicable law, by which the Pledgor or the properties or assets of Pledgor are bound; and

          (iii) does not require the authorization, consent or approval of, the giving of notice to, the registration with or the taking of any other action by or in respect of any governmental authority, agency or judicial body, or the taking of any other action under any applicable law except for those that have been duly made, given or accomplished.

     (j) This Pledge Agreement has been duly executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable against it in accordance with its terms except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and by general principles of equity.

     (k) There are no pending or, to the knowledge of the Pledgor, threatened actions or proceedings before any court or administrative agency or arbitrator that could, if adversely determined, materially adversely affect the financial condition of the Pledgor or the ability of the Pledgor to perform its obligations under this Agreement.

     (l) The Pledgor has filed or caused to be filed all material tax returns which are required to be filed by it and has paid or caused to be paid all taxes that have been shown to be due and payable by such returns (except to the extent such taxes are being contested in good faith or for which adequate reserves have been provided by the Pledgor) or tax assessments received by the Pledgor to the extent that such taxes have become due and payable.

     5. FURTHER ASSURANCES.

     (a) Upon the written request of Lender, Pledgor shall notify the corporate secretary of MASI (the "Stock Pledge Notice") that the Pledged Stock and the Rights have been pledged to the Lender pursuant to the provisions of this Agreement, and in which notice Pledgor shall instruct the secretary of MASI to make appropriate notations on the stock transfer records of MASI, in accordance with the notice and instructions attached hereto as Exhibit "A." Pledgor shall cause the secretary of MASI to confirm receipt of said notice and his or her compliance with said instructions by signing and delivering to Lender promptly after delivery to MASI of the Stock Pledge Notice a copy of Exhibit "A" hereto.

     (b) The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents and take all further action that may be reasonably necessary or desirable in order to perfect and protect any security interest granted hereby or to enable Lender to exercise or enforce its rights and remedies hereunder with respect to the Pledged Collateral, including without limitation, the Pledged Stock.

     6. TRANSFERS AND OTHER LIENS. The Pledgor agrees that it will not (a) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral; or (b) create or permit to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement.

     7. LENDER APPOINTED ATTORNEY-IN-FACT. The Pledgor hereby appoints Lender as the Pledgor's attorney-in-fact and agent (said power of attorney being coupled with an interest), with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise with full power of substitution, from time to time in Lender's discretion, to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Agreement. Upon the request of the Lender, Pledgor will provide documentation evidencing such power of attorney and such further powers of attorney on the same terms set forth above.

     8. REASONABLE CARE. If Pledgor delivers possession of the Pledged Stock to Lender, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Stock in its possession if the Pledged Stock is accorded treatment substantially equal to that which Lender accords its own property, it being understood that Lender shall not have any responsibility for
(a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Stock, whether or not Lender has or is deemed to have knowledge of such matters; or (b) taking any necessary steps to preserve rights against any parties with respect to any Pledged Stock.

     9. REMEDIES UPON DEFAULT. If Pledgor fails to pay any amounts when due to Lender under the Note then:

     (a) Lender may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") in effect in the State of Arizona at that time, and Lender may also, without notice except as specified below, sell the Pledged Collateral or any part thereof, in one or more parcels, at public or private sale, at any exchange, broker's board or at any of Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Lender may deem commercially reasonable. In case any sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by the Lender until the sale price is paid by the purchaser or purchasers thereof, but the Lender shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice. Pledgor agrees that, to the extent notice of sale shall be required by law, ten days' notice to Pledgor of the time and place of any public sale, or the time after which any private sale is to be made, shall constitute reasonable notification. Lender shall not be obligated to make any sale of Pledged Stock, regardless of whether notice of sale shall have been given. At any public sale made pursuant to this Paragraph, the Lender may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay or appraisal on the part of the Pledgor (all said rights being also hereby waived and released to the extent permitted by law), the Pledged Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Lender pursuant to the Note, including without limitation, the Liabilities, as a credit against the purchase price therefor; and the Lender may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Pledgor therefor (provided, however, that nothing contained in this sentence shall limit the Pledgor's right to bid for the Pledged Collateral in any public sale). For purposes hereof, a written agreement to purchase the Pledged Collateral or any portion thereof shall be treated as a sale thereof; the Lender shall be free to carry out such sale pursuant to such written agreement, and the Pledgor shall not be entitled to the return of the Pledged Collateral or any portion thereof subject thereto, notwithstanding the fact that, after the Lender shall have entered into such a written agreement for the purchase of the Pledged Collateral, the Liabilities shall have been paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Lender may proceed by a suit or suits at law or in equity to foreclose upon the Pledged Collateral pursuant to this Agreement and to sell the Pledged Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

     (b) Lender may hold the Pledged Stock and cause the same to be registered in the Books and Records in its name or in the name of its nominee, whereupon Lender or such nominee shall enjoy all the rights and benefits attributable to the ownership thereof.

     (c) Lender may vote all or any of the Pledged Stock, act by consent in lieu of a meeting, and give all consents, waivers and ratifications with respect thereto and otherwise act as though it were the outright owner thereof and Pledgor hereby irrevocably constitutes and appoints Lender (or its successor and assign) its proxy and attorney-in-fact, with full power of substitution to do so.

     (d) Any cash held by Lender as Pledged Collateral and all cash proceeds received by Lender in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral shall be applied by Lender against all or any part of the Liabilities, after payment of any amounts payable to Lender pursuant paragraph 10 of this Agreement.



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



     10. EXPENSES. The Pledgor will, upon demand, pay to Lender the amount of any and all out-of-pocket expenses, including the reasonable fees and expenses of its counsel and of any accountants, investment bankers, appraisers, consultants or other professionals or experts and agents, which Lender may incur in connection with (a) the sale of, collection from, or other realization upon, any of the Pledged Stock upon the failure of Pledgor to pay when due any amounts under the Note, (b) the exercise or enforcement of any of the rights of Lender hereunder, or (c) the failure by the Pledgor to perform or observe any of the provisions hereof.

     11. SECURITY INTEREST ABSOLUTE. All rights of Lender and all security interests and obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

     (a) any lack of validity or enforceability of the Note or any agreement or instrument relating thereto;

     (b) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of, or consent to, or departure from any provision of the Note;

     (c) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor or a third party pledgor.

     12. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Pledgor herefrom, shall, in any event, be effective unless the same shall be in writing and signed by Pledgor and Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     13. NOTICES Except as otherwise specifically provided to the contrary herein:

     (a) Every notice or demand under this Agreement required or permitted to be given by the Lender or the Pledgor shall be in writing and may be given or made by recognized overnight international courier.

     (b) Every notice or demand shall be sent, in the case of a notice sent by recognized overnight international courier, to the Lender or to the Pledgor at their respective addresses set out in the preamble hereof.


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     (c) Every notice or demand shall, except so far as otherwise expressly provided by this Agreement, be deemed to have been received, in the case of a notice sent by recognized overnight international courier letter, when actually delivered to Pledgor or Lender at their respective addresses referred to in the preamble of this Agreement, or as of the date on which receipt of such notice is refused or the courier advises that such notice is not deliverable at such address with respect to the Pledgor or the Lender, as the case may be.

     (d) Subject to the terms hereof, each of Pledgor and the Lender may change its address by giving notice in accordance with this Section 13.


     14. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Pledged Stock and Rights and shall (a) remain in full force and effect until payment in full of the Liabilities, (b) be binding upon the Pledgor and its successors and assigns, and (c) inure to the benefit of Lender and its successors and permitted transferees and assigns.

     15. GOVERNING LAW; JURISDICTION; WAIVERS. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN AND SHALL BE GOVERNED AND INTERPRETED BY THE LAWS OF THE STATE OF ARIZONA WITH RESPECT TO AGREEMENTS MADE BY RESIDENTS OF THE STATE OF ARIZONA AND TO BE WHOLLY PERFORMED WITHIN SAID STATE AND THE RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, EXCEPT TO THE EXTENT THAT THE LAW OF SOME OTHER JURISDICTION MAY BE MANDATORILY APPLICABLE TO PROCEEDINGS TAKEN FOR THE ENFORCEMENT OF THE RIGHTS OF THE MORTGAGEE HEREUNDER; PROVIDED, HOWEVER, THAT ANY REMEDIES HEREIN PROVIDED WHICH SHALL BE VALID UNDER THE LAWS OF THE JURISDICTION WHERE PROCEEDINGS FOR THE ENFORCEMENT HEREOF SHALL BE TAKEN SHALL NOT BE AFFECTED BY ANY INVALIDITY THEREOF UNDER THE LAWS OF THE STATE OF ARIZONA. If any provision of this Agreement or of any other agreement between the parties hereto shall be held invalid or inapplicable to any circumstance or in any jurisdiction, such invalidity or inapplicability shall not affect any other provision hereof or of any other agreement between the parties hereto which can be given effect without regard to the invalid provision, nor to the same provision to the extent valid or enforceable in any other applicable jurisdiction, nor shall any such inapplicability to any circumstance affect the applicability of such terms to any


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other or different or subsequent circumstance, all of such terms, conditions or provisions are deemed severable. Each party hereby agrees that all actions or proceedings initiated by the Pledgor and arising directly or indirectly out of this Agreement shall be litigated exclusively in the Superior Court of Arizona, Maricopa County, or the United States District Court for the District of Arizona (the "Arizona Courts") and that any action or proceeding initiated by the Lender and arising directly or indirectly out of this Agreement shall be litigated in the courts in any jurisdiction chosen by the Lender in its sole discretion. Each party hereby expressly submits and consents in advance to such jurisdiction and venue in any action or proceeding commenced by either party in any of such courts, and hereby waives personal service of the summons and complaint, or other process of papers issued therein, and agrees that such service of the summons and complaint may be made by registered mail, return receipt requested, addressed to either party, at the respective addresses set forth in the preamble of this Agreement. Each party waives any claim that Phoenix, Arizona or the District of Arizona or any such other jurisdiction is an inconvenient forum or an improper forum based on lack of venue. Should either party, after being so served, fail to appear or answer any summons, complaint, process or paper so served within 30 days after the mailing thereof, each party acknowledges that as a result thereof, an order and/or judgment may be entered by either party against the other as demanded or pleaded for in such summons, complaint, process or papers. The choice of forum set forth herein shall not be deemed to preclude the enforcement by either party of any judgment in any other appropriate jurisdiction.

     16. CONSTRUCTION. Captions and paragraph headings used herein are for convenience only and are not part of this Agreement and shall not be used in construing it. In construing any provision of this Agreement, no account shall be taken of the party who prepared this Agreement and no presumption shall arise as a result thereof. In the event that any one or more of the provisions of this Agreement shall be invalid, illegal or unenforceable in any respect or in any jurisdiction, the validity, legality and enforceability of the remaining provisions contained herein or of the same provision in any other jurisdiction where the same shall be valid, legal or enforceable, shall not in any way be affected or impaired thereby and each of such provisions shall be severable to the maximum extent permitted by law.

     17. ENTIRE AGREEMENT. This Agreement is the entire agreement among the parties with respect to the subject matter hereof.

     18. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be an original document and all of which together shall constitute but one and the same agreement.


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     19. REMEDIES CUMULATIVE. Each right, power and remedy of the Lender as provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers, or remedies.

     20. WAIVER. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Agreement, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Lender from exercising any such right, power, or remedy at any later time or times.

     21. WAIVER OF JURY TRIAL. PLEDGOR AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF OR IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE ACTIONS OF ANY OF THE PARTIES HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO THIS AGREEMENT AND MAKING ANY LOAN OR OTHER EXTENSION OF CREDIT OR FINANCING TO PLEDGOR.

     22. WAIVER OF NOTICE. Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Liabilities, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon the Pledgor. No act or omission of any kind on Lender's part shall in any event affect or impair this Agreement.

     23. REINSTATEMENT. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Pledgor for liquidation or reorganization, should the Pledgor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Pledgor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Liabilities,


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



or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Liabilities, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Liabilities shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     24. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. All representations, warranties and covenants made by the Pledgor to the Lender in connection with this Agreement shall survive the execution and delivery of this Agreement. All statements contained in any certificate or other instrument signed by an officer of the Pledgor and delivered to the Lender hereto pursuant to this Agreement shall be deemed representations, warranties and covenants hereunder of the Pledgor.

     25. TERMINATION. Upon the satisfaction of all of the Liabilities and upon the satisfaction of Pledgor's obligations to Lender under this Agreement, all of the powers, rights and interests granted hereunder and created hereby shall forthwith terminate, and Lender shall, at Pledgor's sole cost and expense, execute and deliver all such documentations and instruments reasonably necessary to accomplish the same, within a reasonable time thereafter.



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     IN WITNESS WHEREOF, the parties hereto have executed this Stock Pledge
Agreement as of the date first hereinabove written.

LENDER:                                    PLEDGOR:

FINOVA CAPITAL CORPORATION                 AIR METHODS CORPORATION



By:  /s/ Pamela Marchant                   By:  /s/ Aaron D. Todd
   ---------------------------------          ----------------------------------

Name:  Pamela Marchant                     Name:  Aaron D. Todd
     -------------------------------            --------------------------------

Title:  Vice President                     Title:  CFO
      ------------------------------             -------------------------------




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EXHIBIT "A"


                             AIR METHODS CORPORATION
                            7301 South Peoria Street
                            Englewood, Colorado 80112



                                   July   , 1997


Mercy Air Service, Inc.
8190 Mango
Fontana, California 92334


Attention:     CORPORATE SECRETARY

     Re: Stock Pledge Agreement, dated as of July , 1997 (the "Pledge Agreement"), between Air Methods Corporation and FINOVA CAPITAL CORPORATION

Dear                      :

     Air Methods Corporation ("AMC") has pledged and granted a first priority security interest in all of the outstanding capital stock of Mercy Air Service, Inc. ("MASI") to FINOVA Capital Corporation ("FINOVA"), having an office at 115 West Century Road, Paramus, New Jersey 07652, pursuant to the terms of the Pledge Agreement (a copy of which is delivered to you herewith). Capitalized terms used herein and not otherwise defined shall have the meaning given such terms under the Pledge Agreement.

     Please: (a) annotate the stock record book of MASI with the following legend to reflect the existence of the above pledges and security interests with respect to the Pledged Stock, and (b) maintain such legend thereon until you receive written notice from FINOVA of the termination of the rights of FINOVA under the Pledge Agreement:

     "Sale, transfer, assignment or other disposition of the shares of Mercy Air Service, Inc. (the "Company"), and the interest represented thereby,


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     held of record or beneficially by AIR METHODS CORPORATION ("Pledgor") are restricted by and subject to all of the terms, conditions and provisions of ) a certain Stock Pledge Agreement, dated as of July 31, 1997, between the Pledgor and FINOVA Capital Corporation, a copy of which may be obtained from the Secretary of the Company."

     Please confirm receipt of this letter, the Pledge Agreement and your compliance with the requests contained above by signing a copy of this letter in the space noted below and returning said copy to us.

                                    Sincerely,

                                    AIR METHODS CORPORATION


                                    By:
                                       ------------------------------------

RECEIPT OF THE STOCK PLEDGE AGREEMENT,
AND COMPLIANCE WITH THE FOREGOING
ARE HEREBY ACKNOWLEDGED AND
CONFIRMED:

MERCY AIR SERVICE, INC.


By:
   -------------------------------
      Corporate Secretary



Attest:



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